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PRIVILEGED AND CONFIDENTIAL
ATTORNEY-CLIENT COMMUNICATION


                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                 --------------

                                   F O R M 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 26, 2002


                         Morton's Restaurant Group, Inc.
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             (Exact name of registrant as specified in its charter)


                                    Delaware
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                 (State or other jurisdiction of incorporation)


               1-12692                               13-3490149
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       (Commission File Number)           (IRS Employer Identification No.)


                             3333 New Hyde Park Road
                          New Hyde Park, New York 11042
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              (Address of principal executive offices and zip code)


                                 (516) 627-1515
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              (Registrant's telephone number, including area code)


                                       N/A
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          (Former name or former address, if changed since last report)
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Item 5.  Other Events

         On March 26, 2002, Morton's Restaurant Group, Inc. ("Morton's") entered into an Agreement and Plan of Merger (the "Merger Agreement") with Morton's Holdings, Inc. and Morton's Acquisition Company, Delaware corporations affiliated with Castle Harlan, Inc., a New York based private equity firm. Subject to the terms and conditions thereof, the Merger Agreement contemplates
(i) the merger of Morton's Acquisition Company with and into Morton's, with Morton's as the surviving entity, and (ii) the conversion of each outstanding share of common stock of Morton's, other than those owned by Morton's Holdings, Inc. and Morton's Acquisition Company, into the right to receive $12.60 in cash. There are various risks associated with the proposed merger. Consummation of the merger is subject to a number of conditions in the merger agreement, including, but not limited to, approval of Morton's stockholders and customary industry regulatory approvals, receipt of third party consents and achievement of a minimum level of earnings. A copy of the Merger Agreement is included as Exhibit
2.1 to this report and a copy of the press release announcing the merger is included as Exhibit 99.1 to this report, each of which is incorporated herein by reference. This description of the Merger Agreement and the merger does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement.

         On March 26, 2002, Morton's amended the Amended and Restated Rights Agreement, dated as of March 22, 2001 (the "Rights Agreement"), between Morton's and Equiserve Trust Company, N.A., as Rights Agent. The amendments, among other things, provide that the rights under the Rights Agreement will not become exercisable as a result of the Merger Agreement and the transactions contemplated thereby, and that the Rights Agreement will be terminated simultaneously with the consummation of the merger. A copy of the First Amendment to the Amended and Restated Rights Agreement is included as Exhibit
4.1 to this report and is incorporated herein by reference. This description of the amendments to the Rights Agreement does not purport to be complete, and is qualified in its entirety by reference to the First Amendment to the Amended and Restated Rights Agreement.

         On March 26, 2002, in connection with the merger, Morton's entered into Amendment No. 15 ("Amendment No. 15") to the Second Amended and Restated Revolving Credit and Term Loan Agreement, dated as of June 19, 1995, by and among Morton's, Peasant Holding Corp., Morton's of Chicago, Inc., Fleet National Bank, as agent for the lenders thereunder, and Fleet National Bank, in its individual capacity as a lender thereunder, and the other lenders party thereto (the "Company Senior Credit Agreement"). Amendment No. 15 will become effective only upon completion of the merger. Amendment No. 15, among other things, permits the merger to occur and requires Morton's to prepay $10 million of the outstanding principal of the term loan under the Company Senior Credit Agreement in connection with completion of the merger. Amendment No. 15 also adjusts other provisions of the Company Senior Credit Agreement, such as interest rates, financial and other covenants and amortization schedules that will not be binding on Morton's until completion of the merger. Amendment No. 15 is included as Exhibit 99.2 to this report and is incorporated herein by reference. This description of Amendment No. 15 does not purport to be complete and is qualified in its entirety by reference to Amendment No. 15.

         On March 13, 2002, Morton's entered into Amendment No. 14 ("Amendment No. 14") to the Company Senior Credit Agreement. Amendment No. 14, among other things, (a) reset the financial covenants set forth in the
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Company Senior Credit Agreement, (b) modified the amortization of the term loan and increased the interest rates applicable to the term loan and the revolving loans thereunder, (c) prohibits Morton's from entering into any new capital expenditure commitments or lease commitments for new restaurants until a specified cash flow leverage ratio test is achieved, (d) limits capital expenditures to $13.0 million in 2002, and further restricts capital expenditures in future years, (e) prohibits the payment of dividends and the repurchase of Morton's outstanding common stock, (f) reduces the revolving credit facility to $60,000,000 through June 30, 2003 unless a specified leverage ratio is achieved, in which case the facility will return to $65,500,000, (g) provides for annual additional mandatory prepayments as calculated based on Morton's net cash flows, as defined, and (g) reduces the revolving credit facility by $5 million every 6 months from June 30, 2003 through June 30, 2005. Amendment No. 14 is included as Exhibit 99.3 to this report and is incorporated herein by reference. This description of Amendment No. 14 does not purport to be complete and is qualified in its entirety by reference to Amendment No. 14.

Item 7.  Financial Statements and Exhibits

         (a)  Financial statements of businesses acquired

              Not applicable.

         (b)  Pro forma financial information

              Not applicable.

         (c)  Exhibits

              Exhibit  2.1  Agreement and Plan of Merger, dated as of March
                            26, 2002, by and among Morton's Holdings, Inc., Morton's Acquisition Company and Morton's Restaurant Group, Inc.

              Exhibit 4.1 First Amendment to the Amended and Restated Rights Agreement, dated March 26, 2002.

              Exhibit 99.1 Press release of Morton's Restaurant Group, Inc., dated March 27, 2002.

              Exhibit 99.2 Amendment No. 15 to the Second Amended and Restated Revolving Credit and Term Loan Agreement, dated as of June 19, 1995, by and among Morton's, Peasant Holding Corp., Morton's of Chicago, Inc., Fleet National Bank, as agent for the lenders thereunder, and Fleet
                            National Bank, in its individual capacity as a lender thereunder, and the other lenders party thereto.

              Exhibit 99.3 Amendment No. 14 to the Second Amended and Restated Revolving Credit and Term Loan Agreement, dated as of June 19, 1995, by and among Morton's, Peasant Holding Corp., Morton's of Chicago, Inc., Fleet National Bank, as agent for the lenders thereunder, and Fleet
                            National Bank, in its individual capacity as a lender thereunder, and the other lenders party thereto.
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   Morton's Restaurant Group, Inc.


Date: March 26, 2002               By:  /s/  Thomas J. Baldwin
                                        --------------------------------
                                        Thomas J. Baldwin
                                        Executive Vice President
                                        and Chief Financial Officer
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                               INDEX TO EXHIBITS

  EXHIBIT
    NO.                                  DESCRIPTION
  -------                                -----------

    2.1 Agreement and Plan of Merger, dated as of March 26, 2002, by and among Morton's Holdings, Inc., Morton's Acquisition Company and Morton's Restaurant Group, Inc.

    4.1 First Amendment to the Amended and Restated Rights Agreement, dated March 26, 2002.

   99.1             Press release of Morton's Restaurant Group, Inc., dated
                    March 27, 2002.

   99.2 Amendment No. 15 to the Second Amended and Restated Revolving Credit and Term Loan Agreement, dated as of June 19, 1995, by and among Morton's, Peasant Holding Corp., Morton's of Chicago, Inc., Fleet National Bank, as agent for the lenders thereunder, and Fleet National Bank, in its individual capacity as a lender thereunder, and the other lenders party thereto.

   99.3 Amendment No. 14 to the Second Amended and Restated Revolving Credit and Term Loan Agreement, dated as of June 19, 1995, by and among Morton's, Peasant Holding Corp., Morton's of Chicago, Inc., Fleet National Bank, as agent for the lenders thereunder, and Fleet National Bank, in its individual capacity as a lender thereunder, and the other lenders party thereto.